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                                 UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 5, 1997

                            ORGANIC SOLUTIONS, INC.
             (Exact name of registrant as specified in its Charter)


         DELAWARE                   33-8104/ 0-25892            74-2423728
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

                         6391 DE ZAVALA RD., SUITE 202
                            SAN ANTONIO, TEXAS 78249
                    (Address of principal executive offices)

                                  210-694-0152
               Registrant's telephone number, including area code
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Item 4.          Changes in Registrant's Certifying Accountant

    a) On September 5, 1997, the Registrant's Board of Directors engaged the firm of Akin, Doherty, Klein and Feuge as their certifying accountant. The Registrant previously filed a Form 8K, as amended, dated September 4, 1997, reporting the resignation of the Registrant's prior auditors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        S/ Joseph R. Trainor
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                                        Joseph R. Trainor
                                        President


Dated:                                  September 12, 1997
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